UMB SCOUT FUNDS

WorldWide fund
(UMBWX)

Semiannual Report  December 31, 1998

A no-load mutual fund that seeks favorable total return by investing in established companies either located outside the U.S. or whose principal business is carried on outside the country.


TO THE SHAREHOLDERS

The UMB Scout WorldWide Fund closed the quarter ended December 31, 1998, at $18.55 per share and had a total return (price change and reinvested distributions) of 15.68% for the period. The Fund invests in a diversified portfolio of equity securities of established companies either located outside the U.S. or whose primary business is done outside the country. The Fund is designed for long-term investors who are able to accept the risks of international investing such as political instability and currency risk.

The international market outlook today differs sharply from that of three months ago. During the third quarter of 1998, the financial markets contracted sharply following turmoil in the Russian economy. This event caused money to flee the other emerging markets for the safety of U.S. government bonds and caused stock markets around the world to fall.

The picture became brighter as the year closed. Russia has faded as a source of economic concern, international monetary authorities have created a loan package to support the Brazilian currency, and the U.S. stock market has recovered to its old high prices following interest rate cuts by the Federal Reserve.

The economic upheaval originated in the collapse of Southeast Asia markets in mid-1997, which cut the demand for major commodities. Prices for oil, for example, fell to $11 per barrel from $21 per barrel. Many of the countries that had difficulties last summer derive most of their export earnings from commodities.

Monetary authorities have shown particular concern about assisting the Brazilian economy. If Brazil were to collapse, they fear the rest of Latin America would follow, and this in turn would hurt U.S. and other economic interests. But this theory begs the question of whether Brazil's currency is overvalued or whether Brazil's fiscal problems have been solved.

We think the risk of currency devaluation in Brazil is fairly high, but we are maintaining the Fund's investments in Telebras Holders and Aracruz Cellulosa. Telebras Holders represent a package of 12 telephone companies and should do well even if the economy weakens. Aracruz Cellulosa exports pulp and also should benefit if the currency is devalued.

The Fund has approximately 10% of its investments in Japan, and we continue to watch for signs of real change in the economic situation there. We have yet to see anything that would warrant increasing our holdings at this time.

Western Europe still is the largest portion of the Fund's investments. The introduction of the Euro, the new currency for most of Western Europe, will make international business more open and competitive, and that should help growth in the long term. In the immediate future, competitive pressures are likely to lead to consolidation and mergers in European companies. It should be noted that individuals will not have actual currency denominated in the Euro for several years. Companies that do business in multiple countries, however, will be able to consolidate accounting and banking functions via the Euro, rather than keep separate accounts for each currency.

For the six months ended December 31, 1998, shareholders received an ordinary income dividend of $.11 per share, no short-term capital gain and a long-term capital gain of $.02 per share.

We appreciate your interest and participation in UMB Scout WorldWide Fund and welcome your questions and comments.

Sincerely,
/s/James L. Moffett
James L. Moffett
UMB Investment Advisors


COMPARATIVE RATES OF RETURN
as of December 31, 1998
                                                     1 Year  3 Years  5 Years
UMB Scout WorldWide Fund                             17.96%  18.22%  14.49%
Lipper Global Fund Index*                            14.59%  14.89%  11.08%
MSCI EAFE Index*                                     20.33%   9.28%   9.37%
Inception - September 14, 1993.

UMB Scout WorldWide Fund's average annual compound return since inception for the period ended December 31, 1998, is 14.83%.
Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost. Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.
*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Top Ten Equity Holdings
                                                  Market       Percent
                                               Value (000Os)   of Total
Aegon N.V.                                       $  2,949        2.73%
Nokia, CP ADS, Pfd.                                 2,915        2.70%
Takeda Chemical Inds.                               2,295        2.12%
BCE Inc.                                            2,276        2.11%
Carlton Communications PLC                          2,248        2.08%
SmithKline Beecham PLC                              2,224        2.06%
British Petroleum Ltd.                              2,090        1.93%
Unilever PLC                                        2,025        1.87%
YPF Sociedad Anonima                                1,956        1.81%
Repsol S.A.                                         1,912        1.77%
Top Ten Equity Holdings Total:                    $22,890       21.18%

As of December 31, 1998, statement of assets. Subject to change.

Chart - Hypothetical Growth of $10,000

Chart - Country Diversification

HISTORICAL PER SHARE RECORD
                                 Income &                     Cumulative*
                        Net     Short-Term      Long-Term       Value Per
                       Asset       Gains          Gains       Share Plus
                       Value    Distribution   Distribution   Distributions
12/31/93              $10.68      $ 0.03          $  -           $10.71
12/31/94               10.84        0.24             -            11.11
12/31/95               12.08        0.30           0.04           12.69
12/31/96               13.94        0.24           0.10           14.89
12/31/97               16.02        0.31           0.16           17.44
12/31/98               18.55        0.31           0.02           20.31
*Does not assume any compounding of reinvested distributions.
Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (OFDICO). These shares involve investment risks, including the possible loss of the principal invested.


FINANCIAL STATEMENTS      DECEMBER 31, 1998 (unaudited)
STATEMENT OF NET ASSETS


                                                              MARKET
  SHARES        COMPANY                                       VALUE

COMMON STOCKS (ADROs) - 86.26%
ARGENTINA - 1.81%
  70,000   YPF Sociedad Anonima                            $ 1,955,625

AUSTRALIA - 2.49%
  55,000   Amcor Ltd.                                          921,250
  56,580   Broken Hill Proprietary Co. Ltd.                    813,338
  20,000   Coca-Cola Amatil Ltd.                               149,170
  19,380   Coles Myer Ltd.                                     805,481
                                                             2,689,239
AUSTRIA - 0.84%
   9,700   OMV A.G.*                                           909,284

BELGIUM - 0.17%
   2,500   Solvay NPV*                                         186,376

BRAZIL - 2.68%
 176,000   Aracruz Celulose SA                               1,408,000
  20,540   Telecomunicacoes Brasileiras                      1,493,001
                                                             2,901,001

CANADA - 6.37%
  60,000   BCE Inc.*                                         2,276,250
  77,000   Canadian Pacific Ltd.*                            1,453,375
  85,000   Imperial Oil Ltd.                                 1,365,313
  25,200   Magna International Cl. A*                        1,562,400
  50,000   Prudential Steel Ltd.                               222,421
                                                             6,879,759

CHILE - 1.94%
  52,500   Embotelladora Andina SA De Chile                    761,250
  39,500   Sociedad Quimica Minera De Chile                  1,330,656
                                                             2,091,906

DENMARK - 1.10%
  17,800   Novo-Nordisk A.S.                                 1,183,700

FINLAND - 2.70%
  24,200   Nokia, CP ADS, Pfd.                               2,914,587

FRANCE - 6.02%
  59,458   Alcatel Alsthom                                   1,453,005
   2,090   Carrefour Supermarche, SA*                        1,569,054
  28,400   Rhone-Poulenc SA                                  1,427,100
  12,200   Schlumberger Ltd.                                   562,725
  30,035   Total SA                                          1,494,241
                                                             6,506,125

GERMANY - 6.60%
  13,266   Daimler Benz A. G.                              $ 1,274,365
  24,700   Dresdner Bank A.G.                                1,038,114
  27,000   Fresenius Medical Care ADR                          634,500
  18,500   Henkel KGAA, Pfd.*                                1,645,181
   3,540   SAP A.G.*                                         1,521,218
  15,800   Siemens A.G.                                      1,019,802
                                                             7,133,180

IRELAND - 1.48%
  23,000   Elan Corp. PLC                                    1,599,937

ITALY - 4.81%
  24,960   Benetton Group S.p.A.                               992,160
 126,000   Luxottica Group S.p.A.                            1,512,000
 500,000   Parmalat Finanziaria S.p.A.                         952,500
  20,000   Telecom Italia S.p.A.                             1,740,000
                                                             5,196,660

JAPAN - 10.71%
   60,000  Canon Inc.                                        1,290,000
   40,000  Fuji Photo Film Ltd.                              1,465,000
   18,000  Hitachi, Ltd.                                     1,087,875
   22,400  Ito Yokado, Ltd.                                  1,545,600
   37,000  Kao Corp.                                           829,588
   23,000  Sony Corp.                                        1,650,250
   60,000  Takeda Chemical Inds.                             2,294,892
   26,500  Toyota Motor Corp.                                1,409,469
                                                            11,572,674

NETHERLANDS - 4.60%
   24,123  Aegon N.V.                                        2,949,037
   30,400  Akzo N.V.                                         1,356,600
   17,708  Koninklijke Ahold N.V.                              655,196
                                                             4,960,833

NEW ZEALAND - 1.49%
   45,000  Telecom Corp.                                     1,605,937

NORWAY - 1.22%
   38,555  Norsk Hydro A.S.                                  1,318,099

PORTUGAL - 1.51%
   36,700  Portugal Telecom S.A.                             1,637,737

SPAIN - 3.52%
   35,000  Repsol S.A.                                       1,911,875
   14,000  Telefonica De Espana S. A.                        1,895,250
                                                             3,807,125

SWEDEN - 3.29%
   39,750  Aktiebolaget Electrolux                         $ 1,386,281
   52,000  Ericsson (L.M.) Telephone Co. Cl. B               1,244,750
   42,500  Svenska Cellulosa Aktiebol*                         925,778
                                                             3,556,809

SWITZERLAND - 2.74%
    4,280  ABB A.G.                                            501,704
   16,650  Nestle S.A.                                       1,812,312
    6,613  Novartis A. G.                                      649,995
                                                             2,964,011

UNITED KINGDOM - 17.46%
  111,428  Bass Public Ltd. Co.                              1,601,777
   22,000  British Petroleum Ltd.                            2,090,000
   22,969  Cadbury Schweppes Ltd. PLC                        1,590,603
   49,000  Carlton Communications PLC                        2,247,875
   40,000  Coca Cola Beverages PLC                              70,544
   30,979  Diageo PLC                                        1,432,779
   40,000  Imperial Chemical Industries PLC                  1,397,500
   24,973  Reuters Holdings PLC                              1,582,664
   62,425  Royal Bank of Scotland PLC *                        994,025
   32,000  SmithKline Beecham PLC                            2,224,000
   45,000  Unilever PLC                                      2,025,000
   10,000  Vodafone Group                                    1,611,250
                                                            18,868,017

UNITED STATES - 0.71%
    8,000  Sprint Corp. *                                      673,000
    4,000  Sprint PCS                                           92,500
                                                               765,500

TOTAL COMMON STOCKS (ADR'S) - 86.26%                        93,204,121

   FACE                                                         MARKET
  AMOUNT     DESCRIPTION                                        VALUE

SHORT-TERM CORPORATE NOTES - 15.69%
$ 1,000,000  Aluminum Can Co.,
                5.13%, due February 2, 1999                 $  995,298
  1,000,000  Anheuser Busch Co.,
                5.30%, due Janaury 19, 1999                    997,203
  1,000,000  Arco British Ltd.,
                5.24%, due January 19, 1999                    997,234
  1,000,000  Arco British Ltd.,
                5.22%, due January 22, 1999                    996,810
  1,000,000  Bell Atlantic Network,
                5.23%, due January 5, 1999                     999,274
  1,000,000  Chevron USA Inc.,
                5.00%, due January 28, 1999                    996,111
  1,000,000  Deere and Co.,
                4.90%, due February 12, 1999                   994,147
  1,000,000  Disney Walt Co.,
                5.10%, due January 5, 1999                     999,292
  1,000,000  Disney Walt Co.,
                5.23%, due January 11, 1999                    998,402
  1,000,000  duPont (E.I.) deNemours & Co.,
                5.11%, due January 25, 1999                    996,450
  1,000,000  Duke Power Co.,
                5.14%, due January 7, 1999                     999,001
  1,000,000  Gannett Inc.,
                5.19%, due January 12, 1999                    998,270
  1,000,000  Marsh and McLennan Inc.,
                5.33%, due January 13, 1999                    998,075
  1,000,000  Marsh and McLennan Inc.,
                5.40%, due January 15, 1999                    997,750
  1,000,000  Progress Capital Holdings Inc.,
                5.30%, due January 20, 1999                    997,056
  1,000,000  Texaco Inc.,
                5.61%, due January 5, 1999                     999,221
  1,000,000  Times Mirror,
                5.12%, due February 5, 1999                    994,880
TOTAL SHORT-TERM CORPORATE NOTES - 15.69%                   16,954,474

GOVERNMENT SPONSORED ENTERPRISES - 2.30%
    500,000   Federal Home Loan Bank,
                5.04%, due January 4, 1999                     499,720
  1,000,000  Federal Home Loan Mortgage Corp.,
                4.94%, due February 24, 1999                   992,453
  1,000,000  Federal Home Loan Mortgage Corp.,
                4.90%, due March 12,1999                       990,336
TOTAL GOVERNMENT SPONSORED ENTERPRISES - 2.30%               2,482,509

REPURCHASE AGREEMENT - 7.76%
  8,385,000  Northern Trust Co., 4.85%, due January 4, 1999
                (Collateralized by U.S. Treasury Notes,
                5.875%, due February 28, 1999)               8,385,000

TOTAL INVESTMENTS - 112.01%                              $ 121,026,104

Other assets less liabilities - (12.01%)                   (12,979,022)

TOTAL NET ASSETS - 100.00%
          (equivalent to $18.55 per share;
          10,000,000 shares of $1.00 par
          value capital shares authorized;
          5,823,087 shares outstanding)                  $ 108,047,082

ADR D American Depository Receipt
*Non ADR

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS   DECEMBER 31, 1998 (unaudited)
STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
  Investment securities, at market value
    (identified cost $98,414,726)                                $ 121,026,104
  Cash                                                                 546,285
  Dividends receivable                                                 106,052
    Total assets                                                   121,678,441

LIABILITIES:
    Payments for investments purchased                              13,631,359
      Total liabilities                                             13,631,359
NET ASSETS                                                       $ 108,047,082

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                    $  85,122,334
  Accumulated undistributed income:
    Net investment income                                                 (221)
        Net realized gain on investment transactions                   375,116
   Net unrealized appreciation on investments and translation
     of assets and liabilities in foreign currencies                22,549,853
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                      $ 108,047,082

Capital shares, $1.00 par value
  Authorized                                                         10,000,000
  Outstanding                                                         5,823,087
NET ASSET VALUE PER SHARE                                        $        18.55

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS   SIX MONTHS ENDED DECEMBER 31, 1998 (unaudited)
STATEMENT OF OPERATIONS

INVESTMENT INCOME:
  Income:
    Dividends                                                    $     348,277
    Interest                                                           580,964
                                                                       929,241
    Expenses:
     Management fees                                                   381,871
     Government fees                                                    21,570
                                                                       403,441
       Net investment income                                           525,800

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain from investment and
     foreign currency transactions                                     367,518
   Increase in net unrealized appreciation on investments
     and translation of assets and liabilities
     in foreign currencies                                             443,717
       Net realized and unrealized gain on investments and
       foreign currency                                                811,235
       Net increase in net assets resulting from operations      $   1,337,035

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS

                                        SIX MONTHS ENDED
                                        DECEMBER 31, 1998       YEAR ENDED
                                          (unaudited)         JUNE 30, 1998

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                 $    525,800          $  1,258,411
  Net realized gain from investment
    and foreign currency transactions        367,518               243,483
  Increase in net unrealized appreciation
    on investments and translation of
    assets and liabilities in foreign
    currencies                               443,717             9,912,299
    Net increase in net assets
      resulting from operations            1,337,035            11,414,193

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                     (638,105)           (1,296,555)
  Net realized gain from investment
    transactions                             (91,395)             (776,136)
  Decrease in net assets from
    distributions                           (729,500)           (2,072,691)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 2,441,542 and 2,490,461
    shares sold                           43,834,151            43,567,740
  Net asset value of 12,822 and 88,697
    shares issued for reinvestment of
    distributions                           230,791              1,479,088
                                          44,064,942            45,046,828

  Cost of 1,118,294 and 1,094,617
    shares redeemed                      (19,860,166)          (18,914,648)
    Net increase in net assets from
      capital share transactions          24,204,776            26,132,180
        Net increase in net assets        24,812,311            35,473,682

NET ASSETS:
  Beginning of period                     83,234,771            47,761,089
  End of period (including undis-
  tributed net investment income of
  $112,084 and $119,681, respectively)  $108,047,082          $ 83,234,771

*Distributions to shareholders:
  Income dividends per share            $       0.11          $       0.32
  Capital gains distribution per share  $       0.02          $       0.22

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from change in the value of assets and liabilities, other than portfolio securities at the end of the reporting period, resulting from changes in the exchange rates.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended December 31, 1998 (excluding repurchase agreements and short-term securities), were as follows:

                                        Other than
                                     U.S. Government     U.S. Government
                                        Securities         Securities
Purchases                             $ 19,902,744        $  4,439,580
Proceeds from sales                      4,313,244           3,000,000

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a- The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

This report has been prepared for the information of the Shareholders of UMB Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Stock Fund
Regional Fund
WorldWide Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

Manager and Investment Counsel
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc.
Kansas City, Missouri




UMB SCOUT FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498


Toll Free 800-996-2862

www.umb.com

"UMB" and "Scout" are registered service marks of UMB Financial Corporation. UMB Financial Corporation also claims service mark rights to the Scout design.


JB25D(3/99)                     505507